SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 21 - SUBSEQUENT EVENTS

Management evaluated all additional events subsequent to the balance sheet date through July 13, 2026, the date the financial statements were available to be issued, and determined that there are no material subsequent events that require disclosure other than as disclosed below.

Repurchase Program and Dividend

On April 7, 2026, the Company discontinued the Repurchase Program. On May 15, 2026, the Board resolved to declare a cash dividend to be funded by the remaining unused portion of the Repurchase Program in the aggregate amount of $519,414, or $0.022 per share. The dividend was payable on June 30, 2026, to shareholders of record as of the close of business on June 1, 2026. The ex-dividend date for market transactions was June 1, 2026, the same date as the record date.